UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2015 (May 11, 2015)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)                                 On May 11, 2015, Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P., held its Annual Meeting of Stockholders (the “Annual Meeting”) to (i) elect two members of the Board of Directors of the Company, (ii) hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, (iii) ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and (iv) vote upon a shareholder proposal requesting that the Company adopt a policy that, in the event of a change in control of the Company, would prohibit accelerated vesting of equity awards granted to senior executive officers of the Company, except for partial, pro rata vesting of awards in the event of a termination of employment after a change in control, as set forth in the Company’s proxy statement for the Annual Meeting.

(b)                                 At the Annual Meeting, the Company’s stockholders elected the following two directors to serve until the Company’s annual meeting of stockholders to be held in 2016 Alan S. Bernikow (Number of shares for: 69,817,714, Number of shares withheld: 4,191,498, Number of shares abstained: 0, Number of broker non-votes: 4,918,895) and Irvin D. Reid (Number of shares for: 67,283,072, Number of shares withheld: 6,729,140, Number of shares abstained: 0, Number of broker non-votes: 4,918,895).

The following directors’ terms of office as directors of the Company continued following the Annual Meeting: William L. Mack, Kenneth M. Duberstein, Nathan Gantcher, Jonathan Litt, David S. Mack, Alan G. Philibosian, Vincent Tese and Roy J. Zuckerberg.

The Company’s stockholders, on a non-binding advisory basis, also voted upon and did not approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting (Number of shares for: 25,822,690, Number of shares against: 48,129,287, Number of shares abstained: 57,235, Number of broker non-votes: 4,918,895).

The Company’s stockholders also voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (Number of shares for: 78,240,327, Number of shares against: 643,318, Number of shares abstained: 42,762, Number of broker non-votes: 0).

The Company’s stockholders also voted upon and did not approve a shareholder proposal requesting that the Company adopt a policy that, in the event of a change in control of the Company, would prohibit accelerated vesting of equity awards granted to senior executive officers of the Company, except for partial, pro rata vesting of awards in the event of a termination of employment after a change in control (Number of shares for: 33,401,819, Number of shares against: 40,533,933, Number of shares abstained: 73,460, Number of broker non-votes: 4,918,895).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: May 15, 2015	By:		/s/ Gary T. Wagner
Gary T. Wagner
Chief Legal Officer

MACK-CALI REALTY, L.P.

		By:	Mack-Cali Realty Corporation,
its general partner

Dated: May 15, 2015	By:		/s/ Gary T. Wagner
Gary T. Wagner
Chief Legal Officer